                                                                  Exhibit 10.10

                                 LEASE AGREEMENT

         THIS LEASE, made this 4th day of June, 1996, between CROSSROADS ASSOCIATES AND CLOCKTOWER ASSOCIATES, hereinafter called "Landlord," and SIEBEL SYSTEMS, INC. a California Corporation, hereinafter called "Tenant."

                                   WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit A1 through A4 attached hereto and incorporated herein by this reference thereto more particularly described as follows: The entire five story Building located at 1855 South Grant Street, San Mateo, San Mateo County, California. The total rentable area of the five story Building is approximately 66,426 square feet.

As used herein the Complex shall mean and include all of the land outlined in red and described in Exhibit A1 through A4 attached hereto, and all of the buildings. improvements, fixtures and equipment now or hereafter situated on said land.

         Landlord agrees to construct such improvements as are set forth in Exhibit "C" attached hereto, and upon such terms and conditions as set forth in Exhibit "D" attached hereto and incorporated herein by this reference thereto.

         Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE   Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of General Office and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the tights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of common area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2. TERM

         A. The term of this Lease shall be for a period of Ten (10) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 1st day of August, 1996, and end on the 31st day of July, 2006.


         B. Possession of the Premises shall be deemed tendered and the term of this Lease shall commence when the first of the following occurs:

                  (1) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or

                  (2) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

                  (3) N/A.

3. POSSESSION   If Landlord, for any reason whatsoever, cannot deliver
possession of said Premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be reissued to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2 (b), above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 60 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

4. RENT

         A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of Fifteen million, Five Hundred Forty Three Thousand, Six Hundred Eighty Four

($15,543,684.00) Dollars in lawful money of the United States of America, payable as follows:

$129,530.70 (66,426 x $1.95) shall be due and payable upon execution of this Lease and shall represent payment of the Basic Rent for the first month of the Lease term. This amount shall be due and payable for the first twelve months of the Lease term. The monthly Basic Rent shall be due and payable on or before the first day of each month of the Lease term.

Monthly Basic Rent shall be adjusted according to paragraph 38.

This paragraph continues on page 10 below.

It is agreed that, as the Basic Rent provided for herein is adjusted according to Paragraph 38, the total Basic Rent and schedule of payments described above shall be adjusted accordingly.

         B. Time for Payments. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

         C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rent as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) percent of each rental payment so in default.

         D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:

         (1) Tenant's proportionate share of all utilities relating to the Complex as set forth in Paragraph 11, and

         (2) Tenant's Proportionate share of all Taxes relating to the Complex as set forth in Paragraph 12, and

         (3) Tenant's proportionate share of all insurance premiums relating to the Complex, as set forth in Paragraph 15, and

         (4) Tenant's proportionate share of expenses for the operation, management, maintenance and repair of the Building (including common areas of the Building) and Common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and

         (5) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent,

                  Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

         Tenant's payment for such Additional Rent as of the commencement of the term of this lease shall be Twenty Seven Thousand Nine Hundred and 00/100 ($27,900.00) Dollars per month. Any payments required to be made by Tenant for Additional Rent shall be made by check or instrument separate from that check or instrument used by Tenant to make any payments for Basic Rent, pursuant to paragraph 4 A. This paragraph is continued below.

         The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

         E. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at 3201 Ash Street, Palo Alto, CA 94306 or to such other person or to such other place as Landlord may from time to time designate in writing.

         F. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of One Hundred Seventy Five Thousand and 00/100 ($175,000.00) Dollars. Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at

Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor. This paragraph is continued below.

5. RULES AND REGULATIONS AND COMMON AREA   Subject to the terms and conditions
of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

         Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

6. PARKING   Tenant shall have the right to use with other tenants or occupants of the Complex 200 parking spaces in the common parking areas of the Complex. Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said 200 spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex (and such designation shall be on a non-discriminatory and equitable basis) in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then

Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) Dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage. Landlord hereby agrees to designate 4 parking spaces as "Reserved" as indicated in blue on Exhibit A-1 and 4 parking spaces as "Visitor" as indicated in green on Exhibit A-1.

7. EXPENSES OF OPERATION, MANAGEMENT AND MAINTENANCE OF THE COMMON AREAS OF THE
COMPLEX, PREMISES AND BUILDING IN WHICH THE PREMISES ARE LOCATED   As Additional
Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at _____ prime rate ___ percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.


         As Additional Rent and in accordance with paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance and repair of the Premises and the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, janitorization, electrical systems (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and air conditioning controls (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the Premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains. main electrical systems (such as panels and conduits), heating and air conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems and elevators; license, permit, and inspection fees; security; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at ___________ prime rate __________ per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights under, and benefits of, subsection I of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. Tenant agrees to be responsible for wear and tear of the carpet caused by rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

         "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

         Landlord agrees to provide five-day janitorial service for the leased Premises and to maintain the Complex in a first-class manner.

8. ACCEPTANCE AND SURRENDER OF PREMISES   By entry hereunder, Tenant accepts the
Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire or normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the air conditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been Tenant's responsibility during the term of this Lease) together with all alterations, additions and improvements which may have been made in, to, or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

9. ALTERATIONS AND ADDITIONS   Tenant shall not make, or suffer to be made, any
alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. If Landlord consents to the making of any alteration, addition, or improvement to or of the Premises by Tenant, the same shall be made by Landlord at Tenant's sole cost and expense. At the time such modifications are requested, Landlord shall identify which items, if any, shall be subject to the restoration provision of paragraph 8. Any modifications to the building or building systems required by governmental code or otherwise as a result of Tenant's alterations, additions or improvements shall be made at Tenant's sole cost and expense. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, partitioning, drapery, carpeting and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make any alterations or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the fling thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant. This paragraph continues below.

11. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED   As Additional
Rent and in accordance with paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) or the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

         Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts or other labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

         Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it, Landlord shall furnish to the Premises between the hours of 8:00AM and 6:00PM, Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Complex hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and air conditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units on the Premises and the costs thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. If Tenant shall require water, gas or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas, or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord. The gas and electric meters directly servicing the Building at 1855 South Grant Street shall be placed in Tenant's own name and account, and Tenant shall pay directly to the providing public utilities the cost of the gas and electric associated solely with the Building at 1855 South Grant Street. This paragraph continues below.

12. TAXES

         A. As Additional Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share of all Real Property Taxes, which prorata share shall be allocated to the leased Premises by square footage or other equitable basis, as calculated by Landlord. The term "Real Property Taxes," as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein: any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such Real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

         B.   Taxes on Tenant's Property

              (1) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

              (2) If the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for Real Property Tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the Real Property Taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 12A(i), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

13. LIABILITY INSURANCE   Tenant, at Tenant's expense, agrees to keep in force
during the term of this Lease a policy of comprehensive public liability insurance with limits in the amount of $1,000,000/$1,000,000 for injuries to or death of persons occurring in, on or about the Premises or the Complex, and property damage insurance with limits of $500,000. The policy or policies affecting such insurance, certificates of which shall be furnished to Landlord, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor or counsel, the amount of insurance described in this paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor or counsel shall deem adequate.

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKER'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement ensuring the personal property, inventory, trade fixtures and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

         Tenant shall also maintain a policy or policies of worker's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE   Landlord shall purchase and keep in force and, as
Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.

         Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

16. INDEMNIFICATION   Landlord shall not be liable to Tenant and Tenant hereby
waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring, in, on or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE   Except as may be limited per paragraph 43 (as amended)
Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation. requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. This paragraph is continued below.

18. LIENS   Tenant shall keep the Premises and the Complex free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

19. ASSIGNMENT AND SUBLETTING   Tenant shall not assign, transfer or hypothecate
the leasehold estate under this Lease, or any interest therein. and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld or delayed. Tenant agrees to pay to Landlord, as additional rent, 50% of all rents or additional consideration excluding any consideration for use of Tenant's personal property such as furniture, telephones, etc. received by Tenant from its assignees, transferees or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by one hundred twenty (120) days' written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease. This paragraph is continued below.

20. SUBORDINATION AND MORTGAGES   In the event Landlord's title or leasehold
interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease. Tenant agrees to send to any mortgagees and/or deed of trust holders, by registered mail, a copy of any notice of default served by Tenant upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (by way of notice of assignment of rents or otherwise) of the addresses of such mortgagees and/or deed of trust holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, any such mortgagees and/or deed of trust holders shall have an additional thirty (30) days within which to cure such default, or if such default is not reasonably susceptible of cure within that time, then such additional time as may be reasonably necessary if within such (30) days, any mortgagee and/or deed of trust holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings), in which event this Lease shall not be terminated when such remedies are being diligently pursued. This paragraph is continued below.

21. ENTRY BY LANDLORD   Except in the case of an emergency, upon 2 hours
advanced notice Landlord reserves, and shall at all reasonable times have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known. and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder.

22. BANKRUPTCY AND DEFAULT   The commencement of a bankruptcy action or
liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

         Within thirty (30) days after court approval of the assumption of the Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

         Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

         The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure or commence to cure any other default under this Lease and shall not be in default as long as Tenant diligently proceeds to cure the non-monetary default. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

         (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         (b) The rights and remedies provided by California Civil Code which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

         (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

         (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alteration and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof, exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due to unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

         (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph (d) above.

23. ABANDONMENT   Tenant shall not vacate or abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24. DESTRUCTION   In the event the Premises are destroyed in whole or in part from any cause, Landlord may, at its option:

         (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

         (b) Terminate this Lease.

         If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event

Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

         Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the California Civil Code.

         In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay the deductible portion of Landlord's insurance proceeds.

25. EMINENT DOMAIN   If all or any part of the Premises shall be taken by any
public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

         If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

         In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business. Tenant shall have the privilege of terminating this Lease within sixty
(60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

         If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OR CONVEYANCE BY LANDLORD   In the event of a sale or conveyance of the
Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

27. ATTORNMENT TO LENDER OR THIRD PARTY   In the event the interest of Landlord
in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER   Any holding over by Tenant after expiration or other
termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease Any holding over after the expiration or other termination of the term of this lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to two hundred (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

29. CERTIFICATE OF ESTOPPEL   Tenant shall at any time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

30. CONSTRUCTION CHANGES   It is understood that the description of the Premises
and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portion of the Complex shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM   All terms, covenants and conditions of this
Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment of performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

32. ATTORNEYS' FEES

         (A) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

         (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER   The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES   All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises:
Attention: Chief Financial Officer with a copy to V.P. Legal Affairs. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid. addressed to Landlord at its offices at 3201 Ash Street, Palo Alto, CA 94306. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

35. EXAMINATION OF LEASE   Submission of this instrument for examination or
signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant. Landlord and Tenant mutually intend that neither shall have any binding contractual obligations to the other with respect to the matters referred to herein unless and until this instrument has been fully executed by both parties.

36. DEFAULT BY LANDLORD   Landlord shall not be in default unless Landlord fails
to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

37. CORPORATE AUTHORITY   If Tenant is a corporation (or a partnership) each
individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

38. BASIC RENT ADJUSTMENT   It is understood that on each and every anniversary
of the date Tenant takes possession, the Basic Rent provided for in Paragraph 4 A of the Lease shall be adjusted in accordance with the following formula based on the Consumer Price Index ("CPI") for all urban Consumers, subgroup "All Items," San Francisco-Oakland, California Metropolitan Area (1967 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor (the "Index") published nearest the date Tenant taken possession of the Premises (the "Beginning Index") and the Index which is published nearest but prior to each and every anniversary of the date on which Tenant takes possession of the Premises (the "Adjustment Index"). The "CPI" adjusted Basic Rent shall be calculated by multiplying the Basic Rent provided for in Paragraph 4 A of the Lease by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. In no event, however, shall the "CPI" adjusted Basic Rent decrease below the Basic Rent provided for in Paragraph 4A of the Lease or any subsequent adjustment thereof. If the Index is changed so that the Base Year of the Index differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be convened in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or other computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. In no event shall the annual adjustment exceed 6% for any given year to year adjustment. If the CPI exceeds 6% for any given annual period, the increase for the subsequent 12 month period shall be 6%.


39. LIMITATION OF LIABILITY   In consideration of the benefits accruing
hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

(i) the sole and exclusive remedy shall be against Landlord and Landlord's assets;

(ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

(iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

(iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

(v)     no judgment shall be taken against any partner of Landlord;

(vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

(vii) no writ of execution will ever be levied against the assets of any partner of Landlord;

(viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

(ix) The term "Landlord," as used in this section, shall mean only the owner or owners from time to time of the fee title or the tenant's interest under a ground lease of the land described in Exhibit "B," and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee. Similarly, the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40. BROKERS   Tenant warrants that it had dealing with only the following real estate brokers or agents in connection with the negotiation of this Lease:
CB Commercial Real Estate Group and Cornish & Carey and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

41. SIGNS   No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, then upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

         All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

         Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. This Paragraph 41 continues below.

42. FINANCIAL STATEMENTS   In the event Tenant tenders to Landlord any
information on the financial stability, creditworthiness or ability of the Tenant to pay the rent due and owing under the Lease, then Landlord shall be entitled to rely upon the information provided in determining whether or not to enter into this Lease Agreement with Tenant and Tenant hereby represents and warrants to Landlord the following: (i) That all documents provided by Tenant to Landlord are true and correct copies of the original; and (ii) Tenant has not withheld any information from Landlord which is material to Tenant's creditworthiness, financial condition or ability to pay the rent; and (iii) all information supplied by Tenant to Landlord is true, correct and accurate; and
(iv) no part of the information supplied by Tenant to Landlord contains misleading or fraudulent statements.

         A default under this paragraph shall be a non curable default on behalf of Tenant and Landlord shall be entitled to pursue any right or remedy available to Landlord under the terms of this Lease or available to Landlord under the laws of the State of California.

43. HAZARDOUS MATERIALS

         A. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated or defined as "hazardous" or toxic by (i) the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment, or by (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., as amended; the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., as amended; the Hazardous Waste Control Law, California Health & Safety Code 25100 et seq., as amended; Sections 66680 through 66685 of Title 22 of the California Administration Code, Division 4, Chapter 30, as amended; and in the regulations adopted and publications promulgated pursuant to said laws.

         B. Tenant shall not cause or permit any Hazardous Material to be improperly or illegally used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, or any other land or improvements in the vicinity of the Premises or the Complex. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to Hazardous Materials. If the presence of Hazardous Materials on the Premises or the Complex caused or permitted by Tenant results in contamination of the Premises or the Complex or any soil in or about the Premises or the Complex, Tenant, at its expense shall promptly take all actions necessary to return the Premises or the Complex to the condition existing prior to the appearance of such Hazardous Material. The termination of this Lease shall not terminate or reduce the liability or obligations of Tenant under this Section, or as may be required by law, to clean up, monitor or remove any Hazardous Materials from the Premises or the Complex.

         Tenant shall defend, hold harmless and indemnify Landlord and its agents and employees with respect to all claims, damages and liabilities arising out of or in connection with any Hazardous Material used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, where said Hazardous Material is or was attributable to the activities of Tenant, its agents or contractors during the Lease term and whether or not Tenant had knowledge of such Hazardous Material, including, without limitation, any cost of monitoring or removal, any reduction in the fair market value or fair rental value of the Premises or the Complex and any loss, claim or demand by any third person or entity relating to bodily injury or damage to real or personal property.

              Tenant shall not suffer any lien to be recorded against the Premises or the Complex as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in or about the Premises, where said Hazardous Material is or was attributable to the activities of Tenant.

         C. In the event Hazardous Materials are discovered in or about the Premises or the Complex, and Landlord has substantial reason to believe that Tenant was responsible for the presence of the Hazardous Material, then Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are located in or about the Premises or the Complex and to determine the corrective measures, if any, required to remove such Hazardous Materials. Tenant, at its expense, shall comply with all recommendations of the consultant, as required by law. To the extent it is determined that Tenant was not responsible for the presence of the Hazardous Materials, then Landlord shall reimburse Tenant for any costs incurred by Landlord and paid by Tenant under the terms of this paragraph 45.C.

         Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises or the Complex concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority. Provided Tenant is not in default under the terms of this Lease, Tenant shall likewise have the right to participate in any negotiations, approvals or appeals of any actions taken or orders issued with regard to the Hazardous Material and Landlord shall not have the right to bind Tenant in said actions or orders.

         D. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, use or disposal of Hazardous Material; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" Hazardous Material; (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, disposal or storage of a Hazardous Material.

         E. Tenant shall surrender the Premises to Landlord, upon the expiration or earlier termination of the Lease, free of Hazardous Materials which are or were attributable to Tenant. If Tenant fails to so surrender the Premises, Tenant shall indemnify and hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises as required by this paragraph, including, without limitation, any claims or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the

Premises or a reduction in the fair market and/or rental value of the Premises or the Complex by reason of the existence of any Hazardous Materials, which are or were attributable to the activities of Tenant, in or around the Premises or the Complex.

         Notwithstanding any provision to the contrary in this Lease, if any action is required to be taken by a governmental authority to clean-up, monitor or remove any Hazardous Materials, which are or were attributable to the activities of Tenant, from the Premises or the Complex and such action is not completed prior to the expiration or earlier termination of the Lease, then at Landlord's election (i) this Lease shall be deemed renewed for a term commencing on the expiration date of this Lease and ending on the date the clean-up, monitoring or removal procedure is completed (provided, however, that the total term of this Lease shall not be longer than 34 years and 11 months); or (ii) Tenant shall be deemed to have impermissibly held over and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or fair rental value of the Premises or the Complex by reason of the existence of the Hazardous Material.

         F. Upon the Lease Commencement Date, Tenant shall provide to Landlord a complete list of all chemicals, toxic waste or Hazardous Materials employed by Tenant within the Premises. Throughout the term of the Lease, Tenant shall continue to update this list of chemicals, contaminants and Hazardous Materials. This paragraph is continued below.

44. MISCELLANEOUS AND GENERAL PROVISIONS

         a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

         b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

         c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

         d. Time is of the essence of this Lease and of each and all of its provisions.

         e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to

Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

         f. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

         g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

         h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

         i. Paragraph(s) 45 through 49 are/is added hereto and are/is included as a part of this Lease.

         j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

         k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:                               TENANT:
  CROSSROADS ASSOCIATES AND               SIEBEL SYSTEMS, INC., a
  CLOCKTOWER ASSOCIATES                   California Corporation

By ________________________________     By __________________________________

Title ______________________________   Title ________________________________

         As of the execution date of this Lease, Landlord and Tenant hereby acknowledge that it is Tenant's intention to sublease the second and third floors of the Premises. The agreed upon rentable square footage for the second and third floors (which square footage indicated for each floor includes that particular floor's proportionate share of Building common areas such as the first floor Lobby, elevators, restrooms, stairwells and exit corridors) is hereby agreed to be 13,961 rentable square feet per floor. The monthly Basic Rent for each of the second and third floors as of the commencement of the Lease is hereby agreed to be $27,223.95 per month (13,961 s.f. x $1.95). Notwithstanding anything herein to the contrary, Landlord agrees to postpone the commencement of Basic Rent on the second floor to September 1st, 1996 and on the third floor to October 15th, 1996 for the purpose of phasing in Tenant's subtenants. In the event that a subtenant occupies and commences payment of Basic Rent prior to September 1st, 1996 for the second floor and October 15, 1996 for the third floor, then Tenant's Basic Rent obligations shall commence upon the same day as the commencement of the subtenants obligations. Any credits due Tenant under this "phase-in" arrangement shall be credited against the November Basic Rent payment.

Paragraph 4D.  ADDITIONAL RENT (continued)

         Tenant hereby acknowledges that the Additional Rent estimated per paragraph 4D of the Lease has been prepared by Landlord. The actual cost incurred is directly related to the manner in which Tenant uses and occupies the Premises. Landlord's estimate is based on the following per square foot per month estimate of expenses:

         Management                                    .058
         Insurance                                     .045
         Taxes                                         .119
         Exterior Maintenance                          .015
         Building Utilities                            Direct by Tenant
         Other Utilities                               .020
         Maintenance (Bldg.)                           .075
         Security                                      .018
         Janitorial                                    .070
                                                       ----
         Total                                         .420

         The above estimate is for calendar year 1996, and shall be adjusted per paragraph 4D of the Lease.

         The following squire footages are stated for reference:

         1825 South Grant Street (Building I)             155,489 s.f.
         1875 South Grant Street (Building II)            170,922 s.f.
         1855 South Grant Street (Building III)            66,426 s.f.
                                                          ------------
         Total square footage                             392,837 s.f.

         Tenant's percentage occupancy is therefore as follows:

         Percent of Building                          = 100%
         Percent of Complex 66,426 divided by 392,387 = 16.9%

         The following shall be exclusions to any operating expenses as defined under this Lease.

         a) Costs incurred to provide services to other tenants which are not furnished to Tenant.

         b) Expenses for which the Landlord is reimbursed or indemnified either by an insured, condemnor, tenant or otherwise.

         c)       Any Ground Lease rental expenses.

         d) The cost of correcting defects in the construction of the Building or defects in the Building equipment (excluding normal maintenance.)

         Within 90 days after receipt of Landlord's Statement (the "Statement") setting forth Tenant' share of actual expenses of operation, management and maintenance of the Complex, Premises and Building and any other items of Additional Rent (the "Operating Expenses and Real Property Taxes"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating thereto. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within 30 days after the audit is concluded, together with interest thereon at the rate of 10% per annum, from the date the Statement was delivered to Tenant until payment of the overcharge is made to Tenant. In addition, if the Statement exceeds the actual Operating Expenses and Real Property Taxes which should have been charged to Tenant by more than 5%, the cost of the audit shall be paid by Landlord.

Paragraph 4F.  SECURITY DEPOSIT (continued)

         In addition to the cash security deposit as defined in paragraph 4.F., Tenant agrees to tender to Landlord, within 20 days of execution of this Lease and irrevocable standby Letter of Credit in the amount of $1,325,000. The form of the irrevocable standby Letter of Credit must be acceptable to Landlord. The Letter of Credit must provide that Landlord have the ability to cash or draw the entire amount solely upon Landlord's representing to the issuing Bank that Tenant is in uncured monetary default of the Lease. The Letter of Credit required hereunder shall remain in full force and effect until August 1, 2001. At such time after August 1st, 2001 as the value of Tenant's shareholder equity becomes $70,000,000, then Landlord hereby agrees to cancel the requirement for the additional security provided by this Letter of Credit and to return the Letter of Credit to Tenant. The expiration date of the Letter of Credit shall be the expiration date of this Lease. In the event Tenant has not provided Landlord the Letter of Credit as required, Landlord may prohibit Tenant from occupying the Premises until such time as the Letter of Credit is received by Landlord, and Tenant agrees that Tenant's Basic and Additional Rent obligations shall nevertheless commence without offset or delay even if Tenant is prohibited from occupying the Premises because of Tenant's failure to deliver the Letter of Credit.

Paragraph 9.  ALTERATIONS AND ADDITIONS (continued)

         Any alteration or addition to the Premises made by Landlord (or Landlord's contractors) shall be on a "open book" basis. Landlord shall obtain a minimum of three bids on any major cost items involved in any tenant improvements. Tenant may request Landlord bid subcontractors of Tenant's choosing, and subcontractors must be licensed to do business in the State of California. Landlord (or Landlord's contractors) shall receive a 10% fee, which 10% is based on the actual direct cost of construction. The 10% fee shall include general conditions, overhead, and profit.

Paragraph 11.  UTILITIES (continued)

         As stated above the gas and electric meters shall be placed in Tenant's own name and account and the cost of these utilities shall be paid directly by Tenant. Tenant shall have access to the Premises (and notwithstanding paragraph 11 access to all utilities) 24 hours a day, seven days a week. Landlord's standard operating times are 8am to 6pm, five days a week for a total of 50 hours per week x 52 weeks = 2600 hours per year. In the event Tenant uses the main HVAC Systems more than 2600 hours per year, for each hour in excessive 2600 hours Tenant agrees to pay the amount of $3.33 per hour as the cost of accelerated wear and tear on the main HVAC System. This amount is calculated as follows:

Replacement cost of main System and components          $  125,000
Average Life expectancy of
main System and components                       divided by 37,500 hours
Dollars per hour (A divided by B)                       $     3.33 per hour

Paragraph 17.  COMPLIANCE (continued)

         Landlord and Tenant each hereby agree that the City of San Mateo issuance of an occupancy permit for the Premises represents that as of the date of the occupancy permit the Premises and Common Areas of the Complex are in full compliance with all applicable building codes, ADA laws, and all other regulations and statutes affecting the Building. If a violation in compliance with the above referenced building codes, etc., is discovered within 180 days of the commencement of this Lease and such violation was caused by Landlord or Landlord's contractors, or agents, Landlord shall correct such violation at Landlord's sole cost and expense.

Paragraph 19.  ASSIGNMENT/SUBLETTING (continued)

         Notwithstanding anything to the contrary herein, Landlord's consent shall be deemed given for Tenant to assign or sublet to an affiliate, subsidiary, parent company or successor to the corporate business of Tenant (a "Permitted Assignee") and Tenant agrees to remain liable for the full performance of all lease obligations.

Paragraph 20.  SUBORDINATION AND MORTGAGES (continued)

         Notwithstanding anything to the contrary herein, the provisions of any mortgages or the underlying groundlease concerning the Premises shall not increase the financial obligations of Tenant hereunder or adversely affect the leasehold interest of Tenant created hereunder including Tenant's rights and Landlord's obligations.

Paragraph 41.  SIGNS (continued)

         Notwithstanding anything herein to the contrary, Landlord agrees to allow Tenant at no additional charge to place one exterior sign on the Building, which sign must be approved by Landlord, and which approval will not be unreasonably withheld. Tenant may also "silkscreen" signage on the exterior lobby entry doors. Tenant shall pay for the cost of said signage. Exhibit "E" is an example of such signage. Exhibit "E" is used for representative purposes only and is not intended to be to scale. Any exterior sign placed on the Building by Tenant must be in complete compliance with the City of San Mateo sign ordinances. Landlord has not received specific approval from the City of San Mateo to place a lighted sign on the Premises. Landlord and Landlord's architect shall use its best efforts to obtain such approval. Two lighted signs have been approved for the Complex and one lighted sign exists on each of the two high rise buildings. In the event the City of San Mateo allows only two lighted signs at the Complex, Landlord agrees to offer to the City of San Mateo to remove the west facing lighted sign on the Building at 1875 South Grant Street and use that approved signage as a trade for Tenant's Premises, or denies Landlord's trade of the lighted sign on 1875 South Grant for a sign on Tenant's Premises, an the result is Tenant does not have signage on the Premises, this shall in no way effect the obligations between Landlord and Tenant hereunder and the Lease shall remain in full force and effect without any diminution of rent or other offset against Landlord. In the event that Tenant occupies more than 200,000 square feet in the Complex, Landlord agrees to substitute Tenant's name for the "Crossroads" west facing sign on the Building at 1875 South Grant Street. The cost of substitution shall be borne by Tenant. Notwithstanding anything herein to the contrary, Landlord hereby approves an internally illuminated sign with the "SIEBEL" logo in PMS-541 blue as shown by the drawing represented by Exhibit E-2.

Paragraph 43.  HAZARDOUS MATERIALS (continued)

         Landlord, to the best of Landlord's knowledge without a duty to inspect, has no knowledge of the presence of any hazardous materials in the Building, in the soil upon which the Building is located, or in the groundwater under the Complex. Landlord shall defend, hold harmless and indemnify Tenant with respect to all claims, damages and liabilities arising out of or in connection with any Hazardous Material used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, where said Hazardous Material is or was not attributable to the activities of Tenant during the Lease term and whether or not Tenant had knowledge of such Hazardous Material, including, without limitation, any cost of monitoring or removal.

Paragraph 45.  TENANT'S OPTION TO EXPAND

                              Date of
Floor    Rentable Square      Exercise          Date of       Floor Plan
             Footage          of Option      Availability
 10          17,702            12/31/96         2/15/98         F-2
 9           17,702             5/30/97         7/31/98*        F-3
 8           17,702             7/30/97         9/30/98         F-4
 4           17,702            10/30/96        11/15/97         F-5

         *    Subject to existing tenant's option to extend.

         The ten story Building located at 1875 South Grant Street, as outlined in green on Exhibit F1, has the following full floors coming available on the dates as indicated above. Floor plans of each of the floors becoming available are shown as Exhibits F-2, 3, 4, 5. The existing tenant on the Ninth Floor has a preexisting option to extend its lease. In the even said Tenant exercises its option to extend, the Ninth Floor will not be available and is not subject to this paragraph 45.

         Landlord hereby grants to Tenant the Option (Subject to the Ninth floor Tenant's option to extend on the 9th floor only) to lease the 10th, 9th, 8th and 4th floors at 1875 South Grant Street. Tenant shall have the Option to lease any or all of the floors subject to this Option. For each floor for which Tenant has this Option, Tenant must exercise its Option to Lease by delivering an Exercise of Option to Landlord in writing on or before the "Date of Exercise of Option" as indicated in the above table. Each floor will become available on the date of availability as indicated. The Lease commencement date for each floor shall be 30 days after the date of availability or upon occupancy of all or a portion of the floor by Tenant's operating personnel, whichever occurs sooner. Tenant shall lease each floor in an as-is condition, with Landlord granting Tenant an improvement allowance of $77,000 per floor towards standard office improvements requested by Tenant. This $77,000 shall be adjusted by the CPI (said CPI as defined in paragraph 38) for the adjustment period beginning August 1st, 1996 to the date of availability for each particular floor represented by this option. The improvement allowance granted Tenant hereunder shall be in form of Basic Rent abatement. For example, if a particular floor leased by Tenant used $77,000 of Landlord's improvement allowance, then for the month immediately succeeding the commencement of Lease for that particular floor, the Basic Rent due and payable due under this Lease shall be reduced by the amount of allowance used. The Termination Date of Lease for each of the floors leased under this paragraph shall be co-terminus with the Lease for the Building at 1855 South Grant Street. Each Floor leased under this paragraph 45 shall also be subject to Tenant's Option to Extend as described below. The Basic Rent for each floor leased under this paragraph 45 shall be at the same Basic Rent per square foot per month as is described in paragraph 4A of the Lease. For example, if Tenant leased the Fourth Floor with a commencement date of 12/15/97, and at that time Tenant's Basic Rent was $2.00 per square foot per month, Tenant's monthly Basic Rent would be 17,702 x $2.00 = $35,404. The Basic Rent per square foot per month will be increased at the same rate per square foot and upon the same dates and in the same manner as is provided for in paragraphs 4.A. and 38 of the Lease. Tenant's Additional Rent shall be at the same rate per square foot per month as is then applicable at the time of occupancy of the floors leased hereunder. For each floor so leased by Tenant, Tenant's parking shall be increased by 52 spaces. Any modifications to the Floors leased by Tenant under this Option shall be made in accordance with Paragraphs 8 to 9 of this Lease, with Tenant paying (subject to Landlord's $77,000 per Floor allowance as indicated above) all costs and expenses associated with any remodel. Upon the date of availability', Tenant shall be granted access to each floor leased by Tenant for the installation of telephone and other communications. Tenant's installation shall not interfere with any of Tenant's requested Improvements to be made by Landlord, and the installation by Tenant of telephone, communication, furniture, and fixtures shall not constitute actual occupancy, but only occupancy with Tenant's operating personnel prior to the 30 day period indicated above shall commence the payment of Basic and Additional Rent.

Paragraph 46.  SECURITY SYSTEMS

         Tenant shall have the right to establish its own procedures so as to maintain and protect the internal security of the Premises in accordance with Tenant's needs. Tenant shall have the right to install additional security devices for the Premises, including, without limitation, Security Card Systems for control of access to the Premises. Landlord shall have the reasonable right to review and approve these systems. Tenant acknowledges that Landlord's approval shall be subject to Tenant's agreement to repair any damage to any portion of the Premises resulting from Tenant's installation of any security system, and Tenant agrees to completely restore the Premises to the condition prior to the installation of any security system. Tenant acknowledges that this restoration potentially require replacement of doors, window mullions, door frames and the like. All restoration shall be in accordance with the terms of the Lease.

Paragraphs 47.  RIGHT OF FIRST OFFER.

         Exhibits G1 and G2 each show an additional floor: the ninth floor and eighth floor of the Building located at 1825 South Grant Street, California. These two floors are subject to this paragraph 47 whereby Landlord grants to Tenant a Right of First Offer to lease these two floors. The two floors are currently leased to VISA U.S.A. and VISA INTERNATIONAL (hereinafter referred to as VISA) with a Lease expiration date of April 30th, 2001. Provided Tenant is not in default under any terms, covenants and conditions of this Lease, commencing August 1st, 1996 and ending on the Lease Termination (as it may be extended pursuant to paragraph 48), Landlord hereby grants to Tenant the right of First Offer to Lease the Eighth and Ninth Floor of the Building at 1825 South Grant Street, San Mateo, San Mateo County, California as shown on Exhibits G1 and G2. Tenant's Right of First Offer shall be upon and subject to the following terms and conditions:

         a) Tenant's right to lease the two floors shall be the right to accept a proposal by Landlord to lease such space that becomes available during the time period referenced above. It is specifically agreed that Landlord shall have the right to extend the term of Lease for VISA for any time period that Landlord and VISA may so agree. In the event that VISA's lease expires and the space becomes available Landlord shall notify Tenant in writing of the availability of the space and shall tender to Tenant the terms under which Landlord will lease the space to Tenant. The terms shall include the rent, increases in rent, the term, the size of the space, the Tenant improvement allowances, if any, and the like. Tenant shall have 10 business days within which to accept the proposal made by Landlord.

         b) In the event Tenant does not accept the proposal by Landlord, then Landlord agrees that it will not lease that same space to another tenant on terms that are more favorable than those proposed to Tenant without first offering the more favorable terms to Tenant and allowing Tenant three business days within which to accept the more favorable terms.

         c) In the event Tenant fails to accept the proposal from Landlord to lease the floors described on Exhibits G1 and G2 which become available for lease, then Landlord shall have no further obligations to Tenant with respect to these two floors.

Paragraph 48.  OPTIONS TO EXTEND

         Provided Tenant is not in default under any of the terms, covenants or conditions of this Lease, and subject to the terms and conditions set forth hereafter, Tenant is granted two options to extend this Lease for two successive five year periods. In the event Tenant does not extend the initial term of Lease for five years per this paragraph 47 then Tenant's Option to Extend for a second five year period shall be null and void.

         (a) Tenant shall notify Landlord in writing of Tenant's exercise of its first Option to Extend this Lease on or before August 1, 2005. Tenant shall notify Landlord in writing of Tenant's exercise of its Second Option to Extend on or before August 1, 2010.

         (b) The Fist Extended Term of this Lease shall commence on August 1st, 2006 and shall terminate upon July 31st, 2011. The Second Extended Term of this Lease shall commence August 1, 2011 and shall terminate July 31st, 2016.

         (c) The monthly Basic Rent as of the commencement date of each extended term of Lease shall be the then prevailing market rate with interim adjustments (if any) then being charged for comparable space of comparable quality in the immediate geographical area, but in no event shall the monthly Basic Rent be less than the monthly Basic Rent for the last month of the initial term of the Lease (in the case of the First Extended
                 Term) or less than the monthly Basic Rent for the last month of the First Extended Term (in the case of the Second Extended
                 Term).

         (d) The then current payment for Additional Rent described in 4D of the Lease shall continue to be adjusted according to paragraphs 4D of this Lease.

         (e) This option to extend can be exercised only by Sibel Systems, Inc. or any Permitted Assignee for use of the Premises by Siebel or a Permitted Assignee and may not be transferred or assigned to any other sublessee or other party, nor may this option be exercised by Siebel Systems, Inc. for the use of the Premises by any sublessee or party other than Siebel Systems, Inc.

         (f) The Options to Extend described herein shall apply to all the space then leased by Tenant as of the date of exercise of each option.

Paragraphs 49.  INCORPORATION

         Tenant was incorporated under the laws of California in 1993, and it is anticipated that Tenant will reincorporate in Delaware prior to the completion of a public offering. At such time as Tenant reincorporates in Delaware, the reincorporated Delaware Corporation shall be defined as Tenant hereunder, and shall have all the rights and obligations as Tenant hereunder.

                                    EXHIBITS
                                 LEASE AGREEMENT
                                     BETWEEN
                 CROSSROADS ASSOCIATES AND CLOCKTOWER ASSOCIATES
                                       AND
                              SIEBEL SYSTEMS, INC.

1. EXHIBIT A-1: Site Plan - Final, including proposed YMCA Building and proposed Building 3, of 1825 South Grant Street, Building 1 and 1875 South Grant Street, Building 2 and surrounding parking area.

2. EXHIBIT A2: Plan of Floor 1 of Crossroads Building Three, 1855 South Grant Street, San Mateo, CA.

3. EXHIBIT A3: Plan of Floor 2 of Crossroads Building Three, 1855 South Grant Street, San Mateo, CA.

4. EXHIBIT A4: Plan of Floor 3 of Crossroads Building Three, 1855 South Grant Street, San Mateo, CA.

5. EXHIBIT A5: Plan of Floor 4 of Crossroads Building Three, 1855 South Grant Street, San Mateo, CA.

6. EXHIBIT A6: Plan of Floor 5 of Crossroads Building Three, 1855 South Grant Street, San Mateo, CA.

7. EXHIBIT B: Site Plan - Final, including proposed YMCA Building and proposed Building 3, of 1825 South Grant Street, Building 1 and 1875 South Grant Street, Building 2 and surrounding parking area.

8. EXHIBIT E: Diagram of Building with Proposed "Siebel" sign (wide-angle view).

9. EXHIBIT E-2: Close-up view of "Siebel" sign on Building.

10. EXHIBIT F-1: Site Plan - final, including proposed YMCA Building and proposed Building 3, of 1825 South Grant Street, Building 1 and 1875 South Grant Street, Building 2 and surrounding parking area.

11. EXHIBIT F-2: Plan of Floor 10 of Crossroads Building Two, 1875 South Grant Street, San Mateo, CA.

12. EXHIBIT F-3: Plan of Floor 9 of Crossroads Building Two, 1875 South Grant Street, San Mateo, CA.

13. EXHIBIT F-4: Plan of Floor 8 of Crossroads Building Two, 1875 South Grant Street, San Mateo, CA.

14. EXHIBIT F-5: Plan of Floor 4 of Crossroads Building Two, 1875 South Grant Street, San Mateo, CA.

15. EXHIBIT G1: Plan of Floor 9 of Crossroads Building One, 1825 South Grant Street, San Mateo, CA.

16. EXHIBIT G2: Plan of Floor 8 of Crossroads Building One, 1825 South Grant Street, San Mateo, CA.

                                   EXHIBIT "C"

           CROSSROADS III STANDARD TENANT IMPROVEMENTS AND ALLOWANCES
                  (Based on Net Usable Area of 58,795 sq. ft.)

- --------------------------------------------------------------------------------

PARTITIONING              Standard Drywall Construction
                          at 9' 0" high with a smooth painted
                          finish.  Tenant partitions to extend
                          to the bottom face of the suspended
                          ceiling except as otherwise required by code.     as indicated

DOORS                     3' 0" x 9' 0" (full height)( solid core doors
                          "natural oak" finish.                             as indicated.

HARDWARE All door frames to be anodize bronze and hardware a "polish chrome" finish.
                          Locksets provided at entry doors. Passage set hardware on all other doors.

LIGHT FIXTURES            2 x 4 drop-in fluorescent light fixtures with
                          white trim Parabolume chrome finish diffusers.    1 ea. per 85 SqFt.

SWITCHES                  Double light switches mounted on interior
                          partitions at 48" high.  Color to be white.       1 ea. per 250 SqFt.

ELECTRICAL                (See Below)
                          Floor 1

                          (10)  dedicated 110V outlets
                          ( 5)  duplex outlets
                          (20)  fourplex outlets
                          (30)  data location drops
                          J Box power in ceilings for 2 screens and (1) VCR
                          ( 3)  screens in ceilings with electrical adjustment

                          Floors 2 & 3

                          ( 6)  dedicated 110V outlets
                          (20)  duplex outlets
                          (20)  fourplex outlets
                          (20)  data locations
                                Power/Data for 51 furniture cubicles, maximum
                                3 cubicles per circuit
                          ( 4)  core drills for power/data

                          Floor 4

                          ( 2)  Isolated ground outlets for telephone/Server
                          ( 8)  Dedicated 110V outlets
                          (20)  Duplex 100V
                          (20)  Fourplex outlets 110V
                          (20)  Data Locations
                                Power/Data for 51 furniture cubicles, maximum
                                3 cubicles per circuit
                          ( 4)  Core drill locations for power/data

                          Floor 5

                          ( 6)  Dedicated 110V outlets

                          (25)  Fourplex 110V outlets

                          (25)  Duplex outlets
                          (25)  Data Locations
                                Power/Data for 30 furniture cubicles, maximum
                                3 cubicles per circuit
                          ( 3)  Core drill locations

TELEPHONE
OUTLETS Junction boxes, plaster rings and pull wires for telephone outlets mounted on interior partitions. Telephone and data cabling supplied by Tenant must be rated to meet
                          Building code requirements.

HVAC                      SYSTEM Return and supply air diffusers will be
                          perforated drop-in grills that fit into the grid
                          ceiling system. Color off white.
                          Zones                                                  1 ea. per 850 SqFt.
                          Outlets                                                1 ea. per 180 SqFt.
                          Returns                                                1 ea. per 275 SqFt.
                          Landlord to provide one 24 hour HVAC System to
                          1 Server Room

FIRE SPRINKLER            Building standard semi-recessed chrome pendant
                          heads with escutcheon. Designed for normal
                          office use (light hazard).                             1 ea. per 135 SqFt.

CEILING                   2 x 2 drop-in tegular acoustical tile with
                          white fissured pattern. Ceiling grid is
                          exposed tee bar with a white finish.                   All areas.

CARPET                    32 oz. dense plush cut pile nylon or level
                          loop of equal value. Carpet to be direct glued
                          for maximum durability. Color selection
                          available.                                             All areas.

WINDOW

COVERINGS                 1" horizontal off white window blinds.                 All Exterior Windows

         The scope of Landlord's tenant improvement work is indicated Exhibits A-2, A-3, A-4, A-5 & A-6, each page representing a schematic floor plan layout. Landlord and Tenant acknowledge that this is the approved layout which Landlord is to include at Landlord's sole cost and expense. Landlord agrees to install all partitioning as indicated on the floor plan together with all doors, hardware and glass sidelights as indicated. The millwork to be included at Landlord's cost is shown in yellow and includes:

         Floor 1

         *        Kitchen cabinet, upper and lower as indicated.
         *        Long shelf with partitions in the telephone area as indicated.

         Floors 2, 3, 4

         * Upper and lower cabinets in coffee/copy area as indicated and lower cabinets where the sink is located.

         Floor 5

         * Upper and lower cabinets in coffee/copy area and lower cabinets and sink unit as indicated and lower cabinets in coffee area and sink as indicated. Landlord's cabinet work will be plastic laminate with color selection be made by Tenant.

         *        Lower cabinets adjacent to contract room.

         PLUMBING

         Landlord's plumbing (outside of finished bathrooms in the core) in one sink in the kitchen area and on floors 2, 3, 4 & 5 sink in coffee/copy area. Fifth floor, second sink outside of Board Room.

         GLASS

         Landlord will provide glass sidelights adjacent to the doors as indicated and glass adjacent to the wooden doors on the fifth floor Board Room as indicated. The glass of the fifth floor Board Room will be frameless and but must contain wire in order to obtain fire rating.

         Specifically excluded from Landlord's scope of work is the following, which items if installed at the request of Tenant, shall be paid for by Tenant per paragraph 3.2 of Exhibit "D". Some of these items are shown in orange on Exhibit A-2 through A-6.

         First Floor

         * Any kitchen equipment such as serving counter, freezers, dishwashing equipment, walk-in coolers, vending machines, cooktops, any special ventilation or any other items associated with the "Cafe".

         *        The main reception desk, the visitors center desk.

         * Any and all audio visual equipment in the training rooms (excluding the 3 screens as described under Landlord's electrical above).

         * Any "whiteboards" that Tenant may choose to install. Tenant shall also pay for any and all millwork and plumbing not described as by Landlord including a separate bathroom that Tenant may wish to install in the fifth floor.

         * Any computer/communications wiring, electronic security systems, any custom lighting that will substitute for Landlord's standard lighting fixtures, special lock-off mechanisms in elevators.

         * Any special sound attenuation or other specialized construction in the training and multimedia areas or any other custom built-in furniture or millwork associated in the Board Room, the president's office or the multimedia rooms and any additional offices that Tenant may choose to install over and above those indicated on Exhibits A2 through A6 shall be installed at Tenant's sole cost and expense.

         *        All furniture, modular partitions, furniture systems.

                                                                       EXHIBIT D

                          CONSTRUCTION OF IMPROVEMENTS

         It is hereby agreed:

         1. PLANS AND SPECIFICATIONS. Landlord shall prepared at Landlord's sole cost in accordance with Exhibit "C" complete plans and specifications covering all tenant improvement work to be done in order to prepare the Leased Premises for occupancy. Such plans and specifications shall include the following:

                  a.       A fully dimensioned partition layout.

                  b. An electrical plan showing all electrical, computer and telephone outlets.

                  c. A reflected ceiling plan showing all light fixtures and light switches.

                  d. Specifications for all materials, equipment, finishes and colors.

                  e. Specification of any special electrical, plumbing, or HVAC requirements.

                  f. Construction details for all cabinetry, millwork, glass installation, sound control and other special construction details as required.

         Landlord shall construct the tenant improvements in substantial compliance with the plans and specifications to be supplied by Tenant, which said plans and specifications shall be included with and become part of Exhibit "C". It is further agreed that in the event the tenant improvements do not conform exactly to the plans and specifications, but nevertheless the general appearance, structural integrity, tenant improvements and Tenant's use and occupancy of the leased Premises are not, in Landlord's reasonable discretion, materially or unreasonably affected by such deviation, then Tenant's obligation to pay rent shall not be affected and Tenant hereby agrees to accept the leased Premises and tenant improvements as constructed by Landlord.

         2. AUTHORIZATION TO PROCEED. Tenant shall make all decisions necessary in order for Landlord to prepare working drawings, and Tenant shall make said decisions (including finish schedules) by June 7th, 1996. Landlord shall determine Tenant's share, if any, of the cost of the tenant improvements requested and shall submit a statement which sets forth Tenant's share of the cost of the requested improvements to Tenant on or before June 14th, 1996. Tenant shall authorize Landlord to proceed with construction of the tenant improvements on or before June 18th, 1996 and shall submit payment to Landlord as required by paragraph 3 below.

3. ALLOWANCES AND PAYMENT. Should the Tenant Improvements required by Tenant exceed the quantities set forth in Exhibit "C", or require the installation of any non-standard items, then Landlord and Tenant agree that said over-standard and non-standard items shall be paid for as follows:

         Tenant's shall pay Tenant's portion of excess Tenant Improvements (if any) as follows: 50% of July 1st, 1996, 40% on August 1st, 1996, and 10% upon completion of any punch list items.

4. COMMENCEMENT OF RENT. The commencement date of the Lease and Tenant's obligation to pay rent under the terms and conditions of the Lease shall not be delayed, affected, or changed as a result of the happening of any of the following:

         a) Delays in completion of tenant improvement work, if Tenant fails to deliver complete plans and specifications as required in paragraph 2 above.

Exhibit D
Page 2

         b) Delays in completion of tenant improvement work, if Tenant fails to authorize Landlord to proceed with construction as required by paragraph 2 above.

         c) Delays in completion of tenant improvement work, if Tenant fails to make the timely payment to Landlord for such work, as required in paragraph 3 above.

         d) Delays in completion of tenant improvement work, if Tenant fails to make the timely payment to Landlord for such work, as required in paragraph 3 above.

         e) Delays in completion of tenant improvement work, caused by work to be done by Tenant's subcontractors or delays caused by Tenant changing, amending or modifying Tenant's plans and specifications, amending or modifying Tenant's plans and specifications.

         f) Delays in completion of tenant improvement work experience by Landlord in the installation of Tenant's non-standard improvements.

         5. PUNCH LIST. Landlord shall have a reasonable time, after completion by Landlord of the standard and non-standard tenant improvements as set forth in Exhibit "C", to complete the "punch list" items which pertain to the newly constructed tenant improvements without affecting Tenant's obligation to pay rent under the terms of the Lease to which this Exhibit is attached.

         6. RESTORATION. Non-standard items shall be installed on behalf of Tenant by Landlord at Tenant's sole cost and expense. It is specifically agreed that upon expiration of the term of this Lease or upon any sooner termination, Tenant, at Tenant's sole cost and expense, shall remove such non-standard items as may be required by Landlord, repair any and all damage caused by such removal and restore the Premises to a condition whereby standard administrative offices may be readily installed. Notwithstanding anything herein to the contrary, any non-standard items subject to the restoration provisions of paragraph 8, including such items in Tenant's initial build-out, will be so identified within three days of receipt of Tenant's plans.

         7. ADDITIONAL OBLIGATIONS. The obligations to be performed under the terms of this Exhibit "D" are intended to be obligations in addition to those required by paragraphs 8 and 9 of the Lease to which this Exhibit is attached and it is not the intent of the parties hereto that this Exhibit "D" shall alter or supersede those paragraphs 8 and 9.

                      RULES AND REGULATIONS OF THE BUILDING

         No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any party of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, advertisement, name or notice without notice to and at the expense of Tenant.

         All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

         Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

                                        2

         Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics or tobacco in any form

                                        3

         The bulletin board or directory of the Premises will be provided for the display of the number and location of Tenant, and Landlord will provide directory service to a reasonable extent for Tenant at initial occupancy. Changes thereafter shall be at Tenant's expense.

                                        4

         The sidewalks, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than ingress to and egress from its Premises. The passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Premises and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant, employees or invites of Tenant shall not go upon the roof of the Premises.

                                        5

         The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they are constructed and no foreign substance of any kinds whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of the rule shall be borne by Tenant who, or whose employees or invitees shall have caused.

                                        6

         Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

                                        7

         Landlord shall have the right to prescribe the weight, size and pollution of all safes and other heavy equipment brought into the Premises and also the times and manner of moving the same in and out of the Premises. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord shall not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Premises by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

                                        8

         Tenant shall not employ any person or persons other than the Janitor of Landlord or Tenant's personnel for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

                                        9

         Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Premises by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds with the exception of Dog Guides for the blind, be brought in or kept about the Premises.

                                       10

                                       11

         Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         Tenant upon the termination of the tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which have been furnished the Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

                                       13

         Tenant shall see the doors of the Premises are closed and securely locked before leaving the Premises and must observe strict care and caution that all water faucets or water apparatus within the Premises are entirely shut off before Tenant or Tenant's employees leave the Premises, and that all electricity shall likewise be carefully cut off, so as to prevent waste or damage.

                                       14

         Landlord reserves the right to exclude or expel from the Premises any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Premises.

                                       15

         The requirements of Tenant will be attended to only upon application to Landlord at 755 Page Mill Road, Palo Alto, California 94304. Employees of Landlord shall not perform any work or do anything outside of the regular duties under special instructions from Landlord.

                                       16

                                       17

         Tenant shall not disturb, solicit, or canvass any occupant of the Premises and shall cooperate to prevent same.

                                       18

         Landlord's initials                             Tenant's initials